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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Budgethotels Network, Inc. (the "Company") on Form 10-QSB for the quarter ended February 28, 2005 as amended and filed with the Securities and Exchange Commission (the "Form 10-QSB"), I, William McLaws, Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: as of February 28, 2005


                                        By: /s/ William P. Macaws
                                            ------------------------------------
                                            William P. McLaws,
                                            Chief Executive Officer, and
                                            Principal Accounting Officer